                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                                 Current Report

 THIS AMENDMENT IS BEING FILED TO REVISE GROSS YIELD AND NET CHARGE OFF NUMBERS
                   FOR THE TRUST DUE TO CHANGE IN RECOVERIES

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 29, 1999
                                        -----------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

         Virginia                      0-25762                 54-1719855
         --------                      -------                 ----------
(State or other jurisdiction of      (Commission              (IRS Employer
       incorporation)                File Number)           Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------                 -----
  (Address of principal executive offices)                       (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS

                 The October 1999 monthly Certificateholder's Statements to investors were distributed November 15, 1999.

ITEM 7 (c).      EXHIBITS
                 --------
                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                1.   October Performance Summary

                2.   Series 1995-1 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                3.   Series 1995-3 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                4.   Series 1996-1 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                5.   Series 1996-2 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                6.   Series 1996-3 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                7.   Series 1997-1 Class A and Class B Certificateholder's  Statements
                      for the month of October 1999.
                8.   Series 1997-2 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                9.   Series 1998-1 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                10.  Series 1998-3 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                11.  Series 1998-4 Class A and Class B Certificateholder's Statements
                      for the month of October 1999.
                12.  Series 1999-1 Class A and Class B Certificateholder's Statements
                      for the month of October 1999
                13.  Series 1999-2 Class A and Class B Certificateholder's Statements
                      for the month of October 1999
                14.  Series 1999-3 Class A and Class B Certificateholder's Statements
                      for the month of October 1999
                15.  Trust Excess Spread Analysis

                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                            CAPITAL ONE MASTER TRUST

                                            By:  CAPITAL ONE BANK
                                                 Servicer

                                            By:  /s/ David M. Willey
                                                 ----------------------------
                                                 David M. Willey
                                                 Senior Vice President and
                                                 Treasurer

Date:  November 29, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------

                                    EXHIBITS

                                       TO

                                   FORM 8-K/A

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                                 PAGE
------            --------                                                 ----
    1             October Performance Summary                                07

    2             Series 1995-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          09

    3             Series 1995-3 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          11

    4             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          13

    5             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          15

    6             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          17

    7             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          19

    8             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          21

    9             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          24

    10            Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          27

    11            Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          30

    12            Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          32

    13            Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of October 1999          34

    14            Series 1999-3 Class A and Class B Certificate-

                  holder's Statements for the month of October 1999          36

    15            Trust Excess Spread Analysis                               38